SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 3, 2003

UNOVA, INC.

(Exact name of registrant as specified in charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

21900 Burbank Boulevard Woodland Hills, California www.unova.com		91367-7418 (Zip Code)
(Address of principal executive offices and internet site)

Registrant’s telephone number, including area code: (818) 992-3000

Item 7.    Financial Statements and Exhibits

(c)           The following exhibit is filed as part of this report:

Exhibit	Description

99.1	Press Release issued by UNOVA, Inc., dated June 3, 2003.

Item 9.    Regulation FD Disclosure

On June 3, 2003, UNOVA, Inc. (“UNOVA”) issued a press release to announce the naming of Robert T. Smith as President of UNOVA’s Industrial Automation Systems segment.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNOVA, INC.

	By:	/s/ Michael E. Keane
Michael E. Keane
Senior Vice President and Chief Financial Officer

June 4, 2003